SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /x/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/x/ Preliminary Proxy Statement
/_/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            The Fortress Group, Inc.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

                       Brian S. Buchanan, Vice President
________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

________________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

                             [FORTRESS LOGO OMITTED]

                            THE FORTRESS GROUP, INC.
            1650 Tysons Boulevard, Suite 600, McLean, Virginia 22102

                              --------------------

                    Notice of Special Meeting of Stockholders
                     To Be Held on Thursday, March 16, 2000

                              --------------------

         The Special Meeting of Stockholders of The Fortress Group, Inc. will be held on March 16, 2000 at the office of Arent Fox Kintner Plotkin & Kahn PLLC, 1050 Connecticut Avenue, NW, Washington, DC 20036, at 8:30 a.m., local time, to consider and act upon the following matters:

             1. To consider and act upon a proposal to permit the Board of Directors to amend the Company's Certificate of Incorporation to effect a reverse stock split of the Company's issued Common Stock at a ratio not to exceed one-for-five as discussed in the accompanying Proxy Statement.

             2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on March 1, 2000 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

         All stockholders are cordially invited to attend the meeting.

                                            By Order of the Board of Directors,


                                            GEORGE C. YEONAS, President
                                            and Chief Executive Officer

McLean, Virginia

March 3, 2000


         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FOLLOW
            THE INSTRUCTIONS ON THE ENCLOSED PROXY IN ORDER TO ENSURE
                  REPRESENTATION OF YOUR SHARES AT THE MEETING.

                            THE FORTRESS GROUP, INC.
                        1650 Tysons Boulevard, Suite 600
                             McLean, Virginia 22102

                              --------------------

             PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
                            To Be Held March 16, 2000

General Information

         The Special Meeting of Stockholders of The Fortress Group, Inc. (the "Company" or "Fortress") will be held at the office of Arent Fox Kintner Plotkin & Kahn PLLC, 1050 Connecticut Avenue, NW, Washington, DC 20036, on Thursday, March 16, 2000 at 8:30 a.m., local time, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the "Special Meeting"). The approximate mailing date for this Proxy Statement is March 4, 2000.

         It is important that your shares be represented at the meeting. If it is impossible for you to attend the meeting, please sign and date the enclosed proxy and return it in the envelope provided. The proxy is solicited by the Board of Directors of the Company (the "Board"). Shares represented by valid proxies in the enclosed form will be voted if received in time for the Special Meeting. Expenses in connection with the solicitation of proxies will be borne by the Company and may include requests by mail and personal contact by its directors, officers and employees. The Company will reimburse brokers or other nominees for their expenses in forwarding proxy materials to principals. The giving of the enclosed proxy does not preclude the right to vote in person at the meeting, should the stockholder giving the proxy so desire. Any person giving a proxy has the power to revoke it any time before it is voted. The proxy may be revoked at any time prior to its exercise by notice of revocation in writing sent to the Secretary of the Company, by presenting to the Company a later-dated proxy card executed by the person executing the prior proxy card or by attending the meeting and voting in person.

         Shares of the Company's Common Stock, $.01 par value (the "Common Stock"), represented by properly executed proxy cards received by the Company in time for the meeting will be voted in accordance with the choices specified in the proxies. Abstentions and broker non-votes (proxies that indicate that brokers or nominees have not received instructions from the beneficial owner of shares) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulating the total number of votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining the total number of votes cast.

Voting Securities

         Holders of record of shares of Common Stock at the close of business on March 1, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting or at any adjournment or adjournments of the Special Meeting. Each share of Common Stock has one vote. On the Record Date, there were issued and outstanding 12,231,160 shares of Common Stock.

         In addition, holders of record of shares of the Company's Class AAA Convertible Preferred Stock, $.01 par value ("Class AAA Preferred Stock"), at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting or at any adjournment or adjournments of the Special Meeting. On the Record Date, there were issued and outstanding 28,500 shares of Class AAA Preferred Stock, entitling the holder thereof to cast 4,750,000 votes at the Special Meeting. Prometheus Homebuilders LLC, which owns all of the outstanding Class AAA Preferred Stock and 848,845 shares of Common Stock, intend to vote in favor of the Reverse Stock Split.

         The Common Stock and Class AAA Preferred Stock are the only voting stock and vote as one class.

Ownership by Persons Owning More Than Five Percent

         The following table sets forth certain information with respect to persons known to the Company to be the beneficial owners of more than five percent of the outstanding Common Stock or Class AAA Preferred Stock and all directors and executive officers as a group. Other than the Class AAA Preferred Stock held by Prometheus Homebuilders LLC, all of the stock set forth in the table is Common Stock.

                                                                                          Percent of
Name and Address                         Amount and Nature        Percent of Class      Voting Stock as
of Beneficial Owner                   of Beneficial Ownership     as of Record Date      of Record Date
-------------------                   -----------------------     -----------------     ---------------
Prometheus Homebuilders LLC                898,845                       7.3%                 5.3%
30 Rockefeller Plaza, 63rd Floor            28,500 (a)                 100.0%                28.0%
New York, NY  10020

Robert Short
603 Park Point Drive, Suite 201          1,816,207 (b)                  14.8%                10.7%
Golden, CO  8040

J. Christopher Stuhmer
9500 Hillwood Drive, Suite 200           1,508,409                      12.3%                 8.9%
Las Vegas, NV  89134

David W. Hutson
3030 Hartley Road, Suite 100               614,878 (c)                   5.0%                 3.6%
Jacksonville, FL  32223

All directors and                        3.454,866 (d)                  28.2%                20.3%
executive officers, as a group.
(9 persons)

-------------------------

(a) The Class AAA Preferred Stock votes as one class with the Common Stock and entitles the holder to 4,750,000 votes at the Special Meeting. Subject to the terms and conditions of the amended Stock Purchase Agreement dated as of December 31, 1998 between the Company and Prometheus, Prometheus also owns Contingent Warrants, which potentially provide for the issuance of between zero and 23,750,000 shares of Common Stock beginning September 30, 2001.

(b)  Of the 1,816,207 shares, Mr. Short's children own 6,000 shares.

(c) Of the 614,878 shares, Mr. Hutson owns 20,000 shares, and Hutson Land Group, Inc. owns 594,878 shares.

(d) Includes 115,250 shares subject to options under the Company's Stock Option Plan.

            AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A
                REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK

General

         The Board has unanimously adopted a resolution approving, and recommending to the Company's stockholders for their approval, a proposal to amend Article Fourth of the Company's Certificate of Incorporation authorizing a reverse stock split of the shares of Common Stock of the Company at a ratio, to be established by the Board in its sole discretion, not to exceed one-for-five (the "Reverse Stock Split"). The form of the proposed amendment is annexed to this Proxy Statement as Annex A (the "Reverse Stock Split Amendment"). The Reverse Stock Split Amendment will effect the Reverse Stock Split by reducing the number of shares of Common Stock by the ratio to be determined by the Board of Directors, but will not increase the par value of the Common Stock, and will not change the number of authorized shares of Common Stock.

Vote Required

         Approval of the proposed amendment to the Company's Certificate of Incorporation to effect the Reverse Stock Split requires the affirmative vote of
(i) the holders of a majority of the shares of Common Stock and Class AAA Preferred Stock voting as one class and (ii) the holders of two-thirds of the Class AAA Preferred Stock, outstanding as of the Record Date. The directors and officers of the Company and Prometheus Homebuilders LLC own in the aggregate 53.6% of the outstanding Common Stock and all of the outstanding Class AAA Preferred Stock and intend to vote in favor of the Reverse Stock Split.

         Shares cannot be voted at the Special Meeting unless the holder of record is present in person or by proxy. The enclosed proxy card is a means by which a stockholder may authorize the voting of his or her shares at the Special Meeting. The shares of Common Stock represented by each properly executed proxy card will be voted at the Special Meeting in accordance with the stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card; if no choice has been specified, the shares will be voted as recommended by the Board of Directors. The Board of Directors knows of no matters other than those described herein which are likely to come before the Special Meeting. However, if any other matters are properly presented to the Special Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment.

         Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

         Your vote is important. Accordingly, you are asked to complete, sign and return the accompanying proxy card whether or not you plan to attend the Special Meeting. If you plan to attend the Special Meeting to vote in person and your shares are registered with the Company's transfer agent in the name of a broker or bank, you must secure a proxy card from the broker or bank assigning voting rights to you for your shares.

Reasons for the Reverse Stock Split Amendment

         The Company's Common Stock is currently listed on the Nasdaq National Market system (the "Nasdaq National Market"). The continued listing requirements of the Nasdaq National Market require, among other things, that the Common Stock maintain a closing bid price in excess of $1.00 per share. As of the date of this Proxy Statement, the Company is not in compliance with this requirement and has not been in compliance for more than the past 30 days. The Company was advised by Nasdaq on January 14, 2000 that the Company must be in compliance with the $1.00 minimum bid price requirement for a minimum of ten consecutive trading days immediately prior to April 13, 2000 or the Company's Common Stock will be delisted on the opening of business on April 17, 2000

         The Board has determined that the continued listing of the Common Stock on the Nasdaq National Market is in the best interests of the Company's stockholders. If the Common Stock were delisted from the Nasdaq National Market, the Board believes that the liquidity in the trading market for the Common Stock would be significantly decreased which could reduce the trading price and increase the transaction costs of trading shares of the Common Stock.

         The purpose of the Reverse Stock Split is to increase the market price of the Common Stock. The Board intends to effect a reverse split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading price for the Common Stock and improve the likelihood that the Company will be allowed to maintain its listing on the Nasdaq National Market. If the Reserve Stock Split proposal is authorized by the stockholders, the Board will have the discretion to implement a Reverse Stock Split once during the next 12 months, or effect no Reverse Stock Split at all. The Board has submitted an exchange ratio range in order to give it latitude. If the trading price of the Common Stock increases without a Reverse Stock Split, the Reverse Stock Split may not be necessary, or one of lesser proportions would be required than if the trading price decreases or remains constant. There can be no assurance, however, that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split, that the market price of the Post-Split Common Stock can be maintained above $1.00 or that the Common Stock will not be delisted from the Nasdaq National Market for other reasons.

         The Board believes that stockholder approval of an exchange ratio range (as opposed to approval of a specified exchange ratio) in which the Reverse Stock Split may be effected provides the Board with maximum flexibility to achieve the purposes of the Reverse Stock Split. If the stockholders approve the Reverse Stock Split at the meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split (in an exchange ratio determined by the Board within the limits set forth herein) is in the best interests of the Company and its stockholders at that time.

         In connection with any determination to effect a Reverse Stock Split, the Board will also select the Reverse Stock Split ratio that, in its discretion, results in the greatest marketability of the Common Stock based on prevailing market conditions. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If no Reverse Stock Split is effected by the first anniversary of the Special Meeting of Stockholders approving the Reverse Stock Split, the Board's authority to effect the Reverse Stock Split will terminate.

Potential Effects of the Reverse Stock Split

         Pursuant to the Reverse Stock Split, assuming the maximum ratio is employed, each holder of five shares of Common Stock, par value $.01 per share ("Old Common Stock"), immediately prior to the effectiveness of the Reverse Stock Split will become the holder of one share of Common Stock, par value $.01 per share ("New Common Stock"), after consummation of the Reverse Stock Split.

         Although the Reverse Stock Split will not, by itself, impact the Company's assets or prospects, the Reverse Stock Split could result in a decrease in the aggregate market value of the Company's equity capital. The Board believes that this risk is outweighed by the benefits of the continued listing of the Common Stock on the Nasdaq National Market.

         If approved, the Reverse Stock Split will result in some shareholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

Shares of Common Stock Issued and Outstanding or Held as Treasury Shares

         The Company is currently authorized to issue a maximum of 99,000,000 shares of Common Stock. As of the Record Date, there were 12,496,260 shares of Common Stock issued and outstanding, or held as treasury shares. Although the number of authorized shares of Common Stock will not change as a result of the Reverse Stock Split, the number of shares of Common Stock issued and outstanding, or held as treasury shares, will be reduced to a number that will be approximately equal to (i) the number of shares of Common Stock issued and outstanding, or held as treasury shares, immediately prior to the effectiveness of the Reverse Stock Split, divided by (ii) five assuming the maximum ratio is employed.

         With the exception of the number of shares issued and outstanding, or held as treasury shares, the rights and preferences of the shares of Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, it is not anticipated that the financial condition of the Company, the percentage ownership of management, the number of the Company's stockholders, or any aspect of the Company's business would materially change as a result of the Reverse Stock Split.

         The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act.

Increase of Shares of Common Stock Available for Future Issuance

         As a result of the Reverse Stock Split, there will be a reduction in the number of shares of Common Stock issued and outstanding, or held as treasury shares, and an associated increase in the number of authorized shares which would be unissued and available for future issuance after the Reverse Stock Split (the "Increased Available Shares"). The Increased Available Shares could be used for any proper corporate purpose approved by the Board of the Company including, among others, future financing transactions.

         Because the Reverse Stock Split will create the Increased Available Shares, the Reverse Stock Split could be construed as having an anti-takeover effect, since the Company could use the

Increased Available Shares to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. However, effective control of the Company is held by Prometheus Homebuilders LLC by reason of its ownership of all the outstanding Class AAA Preferred Stock which entitles the holder to vote separately as a class with respect to amendments to the Company's Certificate of Incorporation and by-laws, mergers and acquisitions, the sale of all or substantially all of the Company's assets or stock reclassifications and to vote together with the Common Stock with respect to each of the foregoing matters.

         Holders of the Common Stock have no preemptive or other subscription rights.

Effectiveness of the Reverse Stock Split

         The Reverse Stock Split, if approved by the Company's stockholders, will become effective (the "Effective Date") upon the filing with the Secretary of State of the State of Delaware of a Certificate of Amendment of the Company's Certificate of Incorporation in substantially the form of the Reverse Stock Split Amendment attached to this Proxy Statement as Annex A. It is expected that such filing will take place on or shortly after the date of the Special Meeting, assuming the stockholders approve the Reverse Stock Split. However, the exact timing of the filing of such Certificate of Amendment will be determined by the Board based upon its evaluation as to when such action will be most advantageous to the Company and its stockholders, and the Board reserves the right to delay the Reverse Stock Split Amendment for up to twelve months following stockholder approval thereof. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split Amendment if, at any time prior to filing such Reverse Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders.

         Commencing on the Effective Date, each Old Common Stock certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of Common Stock resulting from the Reverse Stock. As soon as practicable after the Effective Date, stockholders will be notified as to the effectiveness of the Reverse Stock Split and instructed as to how and when to surrender their certificates representing shares of Old Common Stock in exchange for certificates representing shares of New Common Stock. The Company intends to use American Securities Transfer and Trust, Inc. as its exchange agent in effecting the exchange of certificates following the effectiveness of the Reverse Stock Split.

Fractional Shares

         The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead, any fractional share which results from the Reverse Stock Split will be rounded up to the next whole share.

Certain Federal Income Tax Consequences

         The following discussion summarizing certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies). Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

         The receipt of New Common Stock, including whole shares issued in lieu of fractional shares, solely in exchange for Old Common Stock will not generally result in recognition of gain or loss to the stockholders. The adjusted tax basis of a stockholder's New Common Stock will be the same as the adjusted tax basis of the shares of Old Common Stock exchanged therefor, and the holding period of the New Common Stock will include the holding period of the Old Common Stock exchanged therefor. No gain or loss will be recognized by the Company as a result of the Reverse Stock Split.

Appraisal Rights

         No appraisal rights are available under the Delaware General Corporation Law or under the Company's Certificate of Incorporation or By-Laws to any stockholder who dissents from the proposal to approve the Reverse Stock Split Amendment. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally. Although the nature and extent of such rights or actions are uncertain and may vary depending upon the facts or circumstances, stockholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions.

Recommendation of the Board of Directors

         The Company's Board recommends a vote FOR the proposal to amend the Company's Certificate of Incorporation in order to effect the Reverse Stock Split of the shares of Common Stock of the Company issued and outstanding, or held as treasury shares.


                                           By Order of the Board of Directors,


                                           George C. Yeonas
                                           President and Chief Executive Officer

                                                                         ANNEX A

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                           OF THE FORTRESS GROUP, INC.

         The Fortress Group, Inc, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of The Fortress Group, Inc., at a duly called meeting, duly adopted resolutions setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and proposing that said amendment be considered by the stockholders of said corporation. The resolution setting forth the proposed amendment is as follows:

         RESOLVED, that the Board of Directors declares that it is advisable to amend Article Fourth of the Certificate of Incorporation of the Corporation as follows:

         Amend Article Fourth by adding the following paragraph at the end of the Article:

         Simultaneously with the effective date of the filing of this amendment to the Corporation's Certificate of Incorporation (the "Effective Date"), shares of Common Stock, par value $ .01 per share, of the Corporation issued and outstanding or held as treasury shares immediately prior to the Effective Date (the "Old Common Stock") shall automatically be reclassified (the "Reverse Split"), without any action on the part of the holder thereof, into one fully paid and nonassessable share of common stock, par value $ .01 per share. The Corporation shall not issue fractional shares on account of the Reverse Split. Rather, any fractional share resulting from such change shall be rounded upward to the nearest whole share. Share interests due to rounding are given solely to save expense and inconvenience of issuing fractional shares and do not represent separately bargained for consideration.

         SECOND: That thereafter, the stockholders of the Corporation, at a duly called meeting of the stockholders, voted in favor of the amendment.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF The Fortress Group, Inc. has caused this Certificate to be signed by its President, this __ day of _________, 2000.


                                            THE FORTRESS GROUP, INC.


                                            By:
                                                --------------------------------
                                                George C. Yeonas, President
                                                and Chief Executive Officer

                            THE FORTRESS GROUP, INC.
                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             PROXY--SPECIAL MEETING OF STOCKHOLDERS--March 16, 2000

         The undersigned, a holder of Common Stock of The Fortress Group, Inc., a Delaware corporation (the "Company"), does hereby appoint George C. Yeonas and Jeffrey W. Shirley or any one of them acting in the absence of the other, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at the office of Arent Fox Kintner Plotkin & Kahn PLLC, 1050 Connecticut Avenue, NW, Washington, DC 20036, on March 16, 2000, at 8:30, local time, and at any adjournment(s), or postponement(s) thereof.

         The undersigned hereby instructs said proxies or their substitutes:

         1. TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE SHARES OF COMMON STOCK OF THE COMPANY AT A RATIO TO BE DETERMINED BY THE BOARD OF DIRECTORS BUT NOT TO EXCEED ONE-FOR-FIVE, THE AMENDMENT TO BE EFFECTED, IF AT ALL, BY THE FILING, AT THE DISCRETION OF THE BOARD OF DIRECTORS, OF A CERTIFICATE OF AMENDMENT, WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE, BY THE FIRST ANNIVERSARY OF THE SPECIAL MEETING OF THE STOCKHOLDERS, APPROVING THE REVERSE STOCK SPLIT.

                  FOR [_]           AGAINST [_]          ABSTAIN [_]

         2. IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN.

         The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms all that the proxies appointed hereby, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Special Meeting of Stockholders and Proxy Statement, both dated March 3, 2000.

Dated: _______________________, 2000


                                            Signature
                                                      --------------------------


                                            Signature
                                                      --------------------------

                                            NOTE: Your signature should appear
                                            exactly the same as your name
                                            appears hereon. If signing as
                                            partner, attorney, executor,
                                            administrator, trustee or guardian,
                                            please indicate the capacity in
                                            which signing. When signing as joint
                                            tenants, all parties in the joint
                                            tenancy must sign. When a proxy is
                                            given by a corporation, it should be
                                            signed by an authorized officer and
                                            the corporate seal affixed. No
                                            postage is required if mailed within
                                            the United States.